Retirement Plans - Summary of Expected Benefit Payments (Detail) $ in Thousands	Dec. 31, 2021 USD ($)
Defined Benefit Plan, Expected Future Benefit Payment [Abstract]
2022	$ 246
2023	288
2024	327
2025	391
2026	491
2027 through 2031	3,100
Total	$ 4,843